Exhibit 10.1

DEPOMED, INC.

MINIMUM: 2,222,223 SHARES

MAXIMUM: 5,036,000 SHARES

COMMON STOCK

(no par value per share)

PLACEMENT AGENCY AGREEMENT

Dated January 6, 2005

TABLE OF CONTENTS

1.	Agreement to Act as Placement Agent
2.	Payment and Delivery
3.	Representations and Warranties of the Company
	3.1	Effective Registration Statement
	3.2	Form S-3
	3.3	Contents of Registration Statement and Prospectus
	3.4	Financial Statements
	3.5	Taxes
	3.6	Exchange Act Compliance
	3.7	Due Incorporation
	3.8	Subsidiaries
	3.9	Placement Agency Agreement
	3.10	Capitalization
	3.11	Authorized Stock
	3.12	Validly Issued Shares
	3.13	No Breach
	3.14	No Conflict
	3.15	No Material Adverse Change
	3.16	Legal Proceedings; Exhibits
	3.17	Not an Investment Company
	3.18	Material Agreements
	3.19	Transactions with Affiliates
	3.20	Compliance with Laws
	3.21	No Environmental Costs
	3.22	No Registration Rights
	3.23	Cuban Business Statute
	3.24	Good Title to Properties
	3.25	Intellectual Property Rights and Licenses
	3.26	Governmental Regulations
	3.27	No Labor Disputes
	3.28	Insurance
	3.29	Accounting Controls
	3.30	Quotation of Common Stock
	3.31	Sarbanes-Oxley Act
	3.32	Price Stabilization and Manipulation

i

	3.33	Broker/Dealer
	3.34	Legal, Tax, Accounting Advice
4.	Covenants of the Company
	4.1	Furnish Copies of Registration Statement and Prospectus
	4.2	Notification of Amendments or Supplements
	4.3	Filings of Amendments or Supplements
	4.4	Blue Sky
	4.5	Earnings Statement
	4.6	Use of Proceeds
	4.7	Transfer Agent
	4.8	Exchange Act Compliance
	4.9	Market Standoff Provision
	4.10	Administration of Segregated Account
5.	Conditions to the Placement Agent’s Obligations
	5.1	Effective Registration Statement
	5.2	Rule 462(b) Registration Statement
	5.3	Prospectus Filed with Commission
	5.4	No Stop Order
	5.5	No NASD Objection
	5.6	No Material Adverse Change
	5.7	Officer’s Certificate
	5.8	Opinion of Company Counsel
	5.9	Opinion of DDL Counsel
	5.10	Opinion of Placement Agent’s Counsel
	5.11	Accountant’s Comfort Letter
	5.12	Lock-Up Agreements
	5.13	Segregated Account
	5.14	Listing
	5.15	Additional Documents
6.	Expenses
7.	Indemnity and Contribution
	7.1	Indemnification of the Placement Agent by the Company
	7.2	Indemnification by the Placement Agent
	7.3	Indemnification Procedures
	7.4	Contribution Agreement

ii

	7.5	Contribution Amounts
	7.6	Survival of Provisions
8.	Effectiveness
9.	Termination
10.	Counterparts
11.	Headings; Table of Contents
12.	Notices
13.	Successors
14.	Partial Unenforceability
15.	Governing Law
16.	Consent to Jurisdiction
17.	Waiver of Immunity
18.	Entire Agreement
19.	Amendments
20.	Sophisticated Parties

iii

PLACEMENT AGENCY AGREEMENT

Thomas Weisel Partners LLC

One Montgomery Street, Suite 3700

San Francisco, California 94104

Ladies and Gentlemen:

Depomed, Inc., a California corporation (the “Company”), proposes to issue and sell to certain investors (collectively, the “Investors”) a minimum of 2,222,223 shares (the “Minimum Shares”) of its common stock, no par value per share (the “Common Stock”), and up to a maximum of 5,036,000 shares of Common Stock (the “Maximum Shares”).  The shares of Common Stock to be issued are hereinafter referred to as the “Shares.”  The Company desires to engage Thomas Weisel Partners LLC (the “Placement Agent”) as its exclusive placement agent in connection with such issuance and sale.  The Shares are described in the Prospectus Supplement that is referred to below.

The Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Act”), with the Securities and Exchange Commission (the “Commission”) a registration statement under the Act on Form S-3 (File No. 333-108973) (the “registration statement”).  The registration statement has been declared by the Commission to be effective under the Act.  The Company will next file with the Commission pursuant to Rule 424(b) under the Act a prospectus supplement describing the offering of the Shares, in such form as has been provided to, discussed with, and approved by the Placement Agent.  If the Company has elected to rely on Rule 462(b) under the Act, then the Company has filed, or promptly will file on the date hereof, with the Commission pursuant to Rule 462(b) under the Act a registration statement (the “Rule 462(b) Registration Statement”) to register $3,774,500 of Common Stock.

The term “Registration Statement” as used in this Agreement means collectively: (i) the registration statement at the time it became effective and as supplemented or amended prior to the execution of this Agreement, including all financial schedules and exhibits thereto and all documents incorporated by reference or deemed to be incorporated by reference therein; and (ii) the Rule 462(b) Registration Statement from and after the date and time of its filing with the Commission, including all financial schedules and exhibits thereto and all documents incorporated by reference or deemed to be incorporated by reference therein.  The term “Basic Prospectus” as used in this Agreement means the prospectus dated as of October 2, 2003 that is part of the registration statement.  The term “Prospectus Supplement” as used in this Agreement means the final prospectus supplement specifically relating to the Shares, in the form filed with or transmitted for filing to, the Commission pursuant to Rule 424(b) under the Act.  The term “Prospectus” as used in this Agreement means the Basic Prospectus together with the Prospectus Supplement except that if such Basic Prospectus is amended or supplemented on or prior to the date on which the Prospectus Supplement was first filed pursuant to Rule 424(b), the term

“Prospectus” shall refer to the Basic Prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement.  Any reference herein to the registration statement, the Registration Statement, the Basic Prospectus, any Prospectus Supplement or the Prospectus shall be deemed to refer to and include (i) the documents incorporated by reference therein pursuant to Form S-3 (the “Incorporated Documents”) and (ii) the copy of the Registration Statement, the Basic Prospectus, the Prospectus Supplement, the Prospectus or the Incorporated Documents filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”) and, in the case of the Basic Prospectus, the Prospectus Supplement and the Prospectus, such document in the form first delivered to the Placement Agent for use in connection with the offering of the Shares.  Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”) after the effective date of the Registration Statement (in the case of the Registration Statement and the Basic Prospectus) or the date of the Prospectus Supplement (in the case of the Prospectus Supplement and the Prospectus), as the case may be, deemed to be incorporated therein by reference.  As used herein, “business day” shall mean a day on which the New York Stock Exchange (the “NYSE”) is open for trading.

The Company hereby confirms its agreement with the Placement Agent as follows:

1.                                       Agreement to Act as Placement Agent.  Upon the basis of the representations and warranties of the Company and subject to the terms and conditions set forth in this Agreement, the Company engages the Placement Agent to act as its exclusive placement agent, on a best efforts basis, in connection with the offer and sale by the Company of Shares to the Investors.  Subject to the terms and conditions set forth herein, offers for the purchase of Shares may be solicited by the Placement Agent as agent for the Company at such times and in such amounts as the Placement Agent shall deem advisable.  The Company shall have the sole right to accept offers to purchase the Shares and may reject any such offer, in whole or in part.

As compensation for services rendered, at the time of purchase (as defined below) the Company shall pay to the Placement Agent, by federal funds wire transfer to an account or accounts designated by the Placement Agent, an amount equal to six percent (6%) of the gross proceeds received by the Company in respect of the sale of the Shares (the “Fee”).  The Shares are being sold at a price of $4.50 per share.

This Agreement shall not give rise to any commitment by the Placement Agent or any of its affiliates to underwrite or purchase any of the Shares or otherwise provide any financing, and the Placement Agent shall have no authority to bind the Company in respect of the sale of any Shares.  The sale of the Shares shall be made pursuant to purchase agreements in the form included as Exhibit A hereto (the “Purchase Agreements”).

2.                                        Payment and Delivery.  Subject to the terms and conditions hereof, delivery of the Shares shall be made at the office of Heller Ehrman White & McAuliffe LLP (“HEWM”) located at 4350 La Jolla Village Drive, 7th Floor, San Diego, California 92122 (or at such other place as shall be agreed upon by the Placement Agent and the Company), at or about 10:00 a.m.,

New York City time, on January 12, 2005 (unless another time or date shall be agreed to by the Placement Agent and the Company) (the “Closing Date”).

The Company will, on (or prior to) the date hereof, establish or cause to be established a non-interest bearing segregated trust account (the “Segregated Account”) maintained and administered by HEWM.  Funds deposited into the Segregated Account shall be held therein, for all Investors that deposit funds into the Segregated Account, pending the closing of the offering of the Shares pursuant to the terms of this Agreement.  The Company acknowledges that the Placement Agent may rely on the establishment and use of the Segregated Account, as set forth in this Agreement and as described in the Prospectus, with respect to the Placement Agent’s fulfillment of its duties under Rule 15c2-4 under the Exchange Act to the extent applicable to the transactions contemplated by this Agreement, which duties relate to the transmission or maintenance of funds received from the Investors.  The Company will promptly notify the Placement Agent if, by 5:00 p.m., New York City time, on the calendar day prior to the Closing Date, cleared funds sufficient for the purchase of the Minimum Shares have not been received into the Segregated Account.

All funds received from Investors pursuant to Purchase Agreements shall be deposited in the Segregated Account.  If funds sufficient for the sale of the Minimum Shares are not received into the Segregated Account, under the terms of this Agreement and the Prospectus, by 5:00 p.m., New York City time, on January 11, 2005, the Offering shall be automatically terminated, in which event no fees or commissions shall be payable to the Placement Agent and all funds paid by the Investors into the Segregated Account in connection with the Offering shall be promptly returned to the Investors, without interest, in accordance with the amounts each such investor paid into the Segregated Account.  If funds sufficient for the sale of the Minimum Shares are received into the Segregated Account, under the terms of this Agreement and the Prospectus, by 5:00 p.m., New York City time, on January 11, 2005, then on the Closing Date and upon joint instruction from the Company and the Placement Agent all funds received into the Segregated Account, less commissions and fees of the Placement Agent payable pursuant to the terms of this Agreement, shall be paid to the Company, and the commissions and fees of the Placement Agent payable pursuant to the terms of this Agreement shall be paid to the Placement Agent in accordance with the terms of Section 1 hereof.

Subject to the terms and conditions hereof, payment of the purchase price for the Shares shall be made into the Segregated Account by federal funds wire transfer pursuant to the terms of the Purchase Agreements, against delivery of the Shares, through the facilities of The Depository Trust Company (“DTC”), to such persons, and shall be registered in such name or names and shall be in such denominations, as the Placement Agent may request prior to the time of purchase (as defined below) and provided that such request is not inconsistent with the Purchase Agreements.  Notwithstanding anything herein or in any Purchase Agreement to the contrary, no Shares which the Company has agreed to sell pursuant to this Agreement or any Purchase Agreement shall be deemed to have been purchased and paid for, or sold by the Company, until such Shares shall have been delivered to the purchaser thereof and payment of the purchase price therefore has been received by the Company.  The Closing Date is sometimes herein referred to as “the time of purchase.”

Delivery of the documents described in Section 5 hereof with respect to the purchase of the Shares shall be made at the office of HEWM located at 4350 La Jolla Village Drive, 7th Floor, San Diego, California 92122 at 9:00 a.m., New York City time, on the Closing Date (unless another time shall be agreed to by the Placement Agent and the Company).

3.                                       Representations and Warranties of the Company.  The Company represents and warrants to and agrees with the Placement Agent, as of the date hereof, that:

3.1                                 Effective Registration Statement.  The Registration Statement has become effective under the Act; no stop order suspending the effectiveness of the Registration Statement is in effect; and no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission.

3.2                                 Form S-3.  The Company met, at the time it filed the Registration Statement with the Commission, and at all times from such date through the Closing Date has met, the requirements for use of Form S-3 under the Act.

3.3                                 Contents of Registration Statement and Prospectus.  (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Act, the Exchange Act and the applicable rules and regulations of the Commission thereunder, (iii) the Registration Statement meets the applicable requirements set forth in Rule 415(a)(1)(x) and, in the case of the Rule 462(b) Registration Statement, Rule 462(b) under the Act, and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to Placement Act furnished to the Company in writing by such Placement Agent expressly for use therein.

3.4                                 Financial Statements.  The financial statements of the Company, together with related notes and schedules, included in the Registration Statement and the Prospectus (as restated prior to the date of this Agreement, the “Financial Statements”) comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto.  The Financial Statements have been prepared in accordance with United States generally accepted accounting principles consistently applied for the periods presented and fairly present the financial position of the Company at and as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end adjustments).  The summary financial information included in the Registration Statement and the Prospectus presents fairly the information shown therein and such information has been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company.

3.5                                 Taxes.  The Company and its subsidiaries have filed all federal, state, local and foreign income tax returns which have been required to be filed and have paid all taxes indicated by such returns and all assessments received by them or any of them to the extent that such taxes have become due.  All tax liabilities have been adequately provided for in the financial statements of the Company.

3.6                                 Exchange Act Compliance.  The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act, and, when read together with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto become effective through and including the Closing Date will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

3.7                                 Due Incorporation.  The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

3.8                                 Subsidiaries.  Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.  Except as disclosed in the Prospectus, all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims.

3.9                                 Placement Agency Agreement.  The Company has full legal right, power and authority to enter into and perform this Agreement and to consummate the transactions contemplated herein.  This Agreement has been duly authorized, executed and delivered by the Company, and is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as rights to indemnification or contribution may be limited by applicable law and except as the enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

3.10                           Capitalization.  The information set forth under the caption “Capitalization” in the Prospectus is true and correct in all material respects.  All of the Shares conform to the description thereof contained in the Registration Statement and the Prospectus.  The form of certificates for the Shares conforms to the corporate law of the jurisdiction of the Company’s incorporation.

3.11                           Authorized Stock.  The shares of Common Stock outstanding prior to the issuance of the Shares to be sold by the Company have been duly authorized and are validly issued, fully paid and non-assessable.

3.12                           Validly Issued Shares.  The Shares to be sold by the Company have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

3.13                           No Breach.  The Company is not in breach of, or in default (nor has any even occurred which with notice, lapse of time or both would result in any breach of, or constitute a default) (i) under its articles of incorporation or bylaws or (ii) in the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company is a party or by which it or any of its properties is bound which, with respect to clause (ii) above, would reasonably be expected to result in a material adverse effect on the Company and its subsidiaries, taken as a whole.

3.14                           No Conflict.  The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law or the articles of incorporation or bylaws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company or its subsidiaries, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement or the consummation of the transactions contemplated hereby, except such as may be required by the securities or blue sky laws of the various states in connection with the offer and sale of the Shares.

3.15                           No Material Adverse Change.  Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there has not been any material adverse change or any development involving a prospective material adverse change in or materially and adversely affecting the earnings, business, management, properties, assets, rights, operations, financial condition or prospects of the Company or its subsidiaries, whether or not occurring in the ordinary course of business, (ii) there has not been any material transaction entered into or any material transaction that is probable of being entered into by the Company or its subsidiaries, other than transactions in the ordinary course of business and changes and transactions described in the Registration Statement, (iii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock other than ordinary and customary dividends, and (iv) there has not been any material change in the capital stock, short-term debt or long-term debt of the Company and its subsidiaries, except in each case as described in the Prospectus.  Neither the Company, nor its subsidiaries, has any material contingent obligations which are not disclosed in the Registration Statement.

3.16                           Legal Proceedings; Exhibits.

(a)                                  There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described or incorporated by reference in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described or filed or incorporated as required.

(b)                                 There are no agreements or other documents, intellectual property rights, patents or patent applications owned or licensed by, or licenses of patents or patent applications held by, the Company or its subsidiaries of a character required to be filed as an exhibit to the Registration Statement, to the Company’s annual report on Form 10-K for fiscal 2003 or to the Company’s quarterly reports on Form 10-Q for the first three fiscal quarters of 2004, or required to be described in the Registration Statement or the Prospectus or in such Form 10-K or Forms 10-Q that are not so filed or described.

3.17                           Not an Investment Company.  The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

3.18                           Material Agreements.  Except as set forth in reports on Forms 10-K, 10-Q or 8-K filed with the Commission on or prior to the date hereof, the Company is not a party to any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, a copy of which would be required to be filed as an exhibit to such report or, in the case of any Form 8-K, the next due report on Form 10-K or 10-Q (each, a “Material Agreement”).  The Company has timely observed and performed all material obligations required to be observed and performed by it under each such Material Agreement, has never received any notice alleging or asserting a violation or breach thereof or default thereunder and, to the Company’s knowledge, is not in breach of or default under any Material Agreement now in effect, the result of which could reasonably be expected to cause, individually or in the aggregate, a material adverse effect on the Company and its subsidiaries, taken as a whole.

3.19                           Transactions with Affiliates.  Except as set forth in reports on Forms 10-K, 10-Q or 8-K filed with the Commission on or prior to the date hereof, there are (i) no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions with aggregate obligations of any party exceeding $25,000 between (a) the Company or any of its customers or suppliers, on the one hand, and (b) on the other hand, any officer, employee, consultant or director of the Company, or any person who would be covered by Item 404(a) of Regulation S-K under the Act, or any company or other entity controlled by any such officer, employee, consultant, director or person (collectively, “Covered Persons”), and (ii) no transactions or contemplated transactions with any Covered Persons that would be required to be disclosed pursuant to Item 404 of Regulation S-K under the Act.

3.20                           Compliance with Laws.

(a)                                  The Company is in compliance in all material respects with all Applicable Laws.  For purposes of this Agreement, “Applicable Laws” includes, without limitation, any and all applicable foreign, federal, state and local laws and regulations relating to health care, the health care industry and the provision of health care services, third party reimbursement (including Medicare and Medicaid), public health and safety (including without limitation the Federal Food, Drug and Cosmetics Act, the Controlled Substances Act and the Comprehensive Drug Abuse Prevention and Control Act of 1970 and any other similar act or law to which the Company is subject and the rules and regulations promulgated by the United States Food and Drug Administration (the “FDA”), the United States Drug Enforcement Administration and similar authorities in any U.S. or non-U.S. jurisdiction with jurisdiction over the Company), the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”) and wrongful death and medical malpractice.  The Company has not received any notice of, nor does the Company have any knowledge of, any violation (or of any investigation, inspection, audit or other proceeding by any governmental authority involving allegations of any violation) of any Applicable Law involving or related to the Company which has not been dismissed or otherwise disposed of.  The Company has not received notice and otherwise has no knowledge that the Company is charged with, threatened with or under investigation with respect to, any violation of any Applicable Law, and the Company has no knowledge of any proposed change in any Applicable Law that would, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.  The Company has not received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed, from a legal standpoint, to any liability, including, without limitation, any liability under any of the Material Agreements or any Environmental Laws, which may be material to its business, prospects, financial condition, operations, property or affairs or that would, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.  There is no existing law, rule, regulation or order, and the Company is not aware of any proposed law, rule, regulation or order, whether federal, state, county or local, which would prohibit the Company from, or otherwise materially adversely affect the Company in conducting its business in any jurisdiction in which it proposes to conduct business.

(b)                                 The Company has, and, to the Company’s knowledge, all professional employees or agents of the Company who are performing health care or health care related functions on behalf of the Company have, all licenses, franchises, permits, accreditations, provider numbers, authorizations, including certificates of need, consents or orders of, or filings with, or other approvals from all governmental authorities (“Approvals”) necessary for the conduct of, or relating to the operation of, the business of the Company and the occupancy and operation, for its present uses, of the real and personal property which the Company owns or leases.  Neither the Company nor, to the Company’s knowledge, its professional employees or agents (acting in such capacities) is in violation of any such Approval in any material respect or any terms or conditions thereof.  All such Approvals are in full force and effect, have been issued to and fully paid for by the holder thereof and no notice or warning from any governmental authority with respect to the suspension, revocation or termination of any Approval has been, to the knowledge of the Company, threatened or issued or given to the Company.  No such Approvals will in any way be affected by, terminate or lapse by reason of the consummation of all or any portion of the transactions contemplated by this Agreement.

3.21                           No Environmental Costs.  There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

3.22                           No Registration Rights.  There are no contracts, agreements or understandings between the Company or its subsidiaries and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company (“Company Registration Rights Agreements”), other than such Company Registration Rights Agreements as have been filed by the Company with the Commission.  No Company Registration Rights Agreement requires the Company to include securities of the Company with the Shares registered pursuant to the Registration Statement other than as have been waived in writing in connection with the offering contemplated hereby or which the Company reasonably believes are not applicable to the offering contemplated hereby.

3.23                           Cuban Business Statute.  The Company has complied with all provisions of Section 517.075, Florida Statutes relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

3.24                           Good Title to Properties.  The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

3.25                           Intellectual Property Rights and Licenses.

(a)                                  Definitions.  As used herein, the term “Company Intellectual Property” means all intellectual property rights owned or licensed by the Company and its subsidiaries currently employed by them in connection with the business now operated by them and as currently anticipated to be conducted in the future by them as described in the Prospectus, arising from or associated with, and includes all of the following, whether protected, created or arising under the laws of the United States or any other jurisdiction:  (i) trade names, trademarks and service marks (registered and unregistered), domain names and other Internet addresses or identifiers, trade dress and similar rights and applications (including intent to use applications) to register any of the foregoing (collectively, “Marks”); (ii) patents and patent applications, including continuation, divisional, continuation-in-part, reexamination and reissue patent applications and any patents issuing therefrom, and rights in respect of utility models or industrial designs (collectively, “Patents”); (iii) copyrights and registrations and applications therefor (collectively, “Copyrights”); (iv) non-public know-how, inventions, discoveries, improvements, concepts, ideas, methods, processes, designs, plans, schematics, drawings, formulae, technical data, specifications, research and development information, technology and product roadmaps, data bases and other proprietary or confidential information, including customer lists, but excluding any Copyrights or Patents that may cover or protect any of the foregoing (collectively, “Trade Secrets”); and (v) any other proprietary, intellectual or industrial property rights of any kind or nature that do not comprise or are not protected by Marks, Patents, Copyrights, or Trade Secrets.

(b)                                 Actions to Protect Intellectual Property.  The Company and its subsidiaries have taken all reasonable steps to protect their rights in the Company Intellectual Property and maintain the confidentiality of all of the Trade Secrets of the Company.  Without limiting the foregoing, the Company and its subsidiaries have and enforce a policy requiring each of their respective employees (other than non-technical employees who have not contributed in any way to the development or creation of any Company Intellectual Property), consultants and contractors to enter into proprietary information, confidentiality and assignment agreements, and all current and former employees (other than non-technical employees who have not contributed in any way to the development or creation of any Company Intellectual Property), consultants and contractors of the Company and its subsidiaries have executed such an agreement.  The Company has not disclosed, and is not under any contractual or other obligation to disclose, to another Person any of its Trade Secrets, except pursuant to an enforceable confidentiality agreement or undertaking, and, to the knowledge of the Company, no Person has materially breached any such agreement or undertaking.

(c)                                  Adverse Ownership Claims.  The Company owns exclusively all right, title and interest in and to all of the Company Intellectual Property free and clear of any and all liens, encumbrances or other adverse ownership claims (other than (i) licenses granted by the Company that are filed as exhibits to the Company’s Form 10-K for the fiscal year ended December 31, 2003 or as an exhibit to the Company’s Current Report on Form 8-K filed with the Commission on May 4, 2004, (ii) licenses granted by the Company or its subsidiaries in the ordinary course of business that are not material to the operation of the Company’s business as currently conducted, or (iii) that certain License and Distribution Agreement, effective as of August 20, 2004, by and between the Company and LG Life Sciences Ltd.), and the Company has not received any notice or claim challenging the Company’s ownership of the Company Intellectual Property or suggesting that any other person has any claim of legal or beneficial ownership with respect thereto, nor to the knowledge of the Company is there a reasonable basis for any claim that the Company does not so own or license any of such Company Intellectual Property.

(d)                                 Validity and Enforceability.  To the Company’s knowledge, the Company Intellectual Property is valid, enforceable, and subsisting.  The Company has not received any notice or claim challenging or questioning the validity or enforceability of any of the Company Intellectual Property or indicating an intention on the part of any person to bring a claim that any of the Company Intellectual Property is invalid or unenforceable or has been misused, and, with respect to the Patents contained within the Company Intellectual Property, to the Company’s knowledge, the Company has disclosed relevant prior art in the prosecution of its Patents in accordance with its obligations pursuant to 37 CFR 1.56.

(e)                                  Status and Maintenance of Company Intellectual Property and Trade Secrets.  To the Company’s knowledge, the Company has not taken any action or failed to take any action (including the manner in which it has conducted its business, or used or enforced, or failed to use or enforce, any of the Company Intellectual Property) that would result in the abandonment, cancellation, forfeiture, relinquishment, invalidation or unenforceability of any of the Company Intellectual Property or in any of the Trade Secrets not remaining proprietary to the Company.  In addition, all Company Intellectual Property that has been registered or filed, to the Company’s knowledge, has been registered or filed in accordance with all applicable legal requirements (including, in the case of the Company’s Marks, the timely post-registration filing of affidavits of use and incontestability and renewal applications).  To the Company’s knowledge, the Company has timely paid all filing, examination, issuance, post registration and maintenance fees, annuities and the like associated with or required with respect to any of the Company Intellectual Property.  The Company hereby covenants and agrees that it shall not, prior to the Closing Date, sell, assign, transfer, license, abandon, let lapse, disclose, misuse, misappropriate, diminish, destroy or otherwise dispose of or encumber the Company Intellectual Property in any manner.

(f)                                    Sufficiency of the Company Intellectual Property.  To the Company’s knowledge, the Company Intellectual Property constitutes all the material intellectual property rights necessary for the conduct of the Company’s business as it is currently conducted and as currently anticipated to be conducted in the future by the Company as described in the Prospectus; provided, however, that the Company makes no representation or warranty with respect to the impact on the Company’s Gabapentin GR product candidate of the litigation among Pfizer Inc. and companies seeking to market formulations of gabapentin to the extent described in the Prospectus under “Risk Factors - We may be unable to protect our intellectual property and may be liable for infringing the intellectual property of others.”

(g)                                 No Infringement by the Company or Third Parties; No Violations.  To the Company’s knowledge, none of the products, processes, services, or other technology or materials, or any Company Intellectual Property developed, used, leased, licensed, sold, imported or otherwise distributed or disposed of, or otherwise commercially exploited by or for the Company or any other activities or operations of the Company infringes upon, misappropriates, violates, dilutes or constitutes the unauthorized use of, any intellectual property of any third party, and neither the Company nor any of its subsidiaries has received any notice or claim asserting or suggesting that any such infringement, misappropriation, violation, dilution or unauthorized use is or may be occurring or has or may have occurred, nor, to the knowledge of the Company, is there any reasonable basis therefor.  No Company Intellectual Property is subject to any outstanding order, judgment, decree, or stipulation restricting the use thereof by the Company or, in the case of any Company Intellectual Property licensed to others, restricting the sale, transfer, assignment or licensing thereof by the Company to any Person.  Except as disclosed by or on behalf of the Company in writing to the Placement Agent as of the date hereof, to the Company’s knowledge, no third party is misappropriating, infringing, diluting or violating in any material respect any Company Intellectual Property.  To the Company’s knowledge, no product, technology, service or publication of the Company violates any law or regulation.

(h)                                 Restrictions on Employees.  To the knowledge of the Company, no employee or independent contractor of the Company is obligated under any agreement or subject to any judgment, decree or order of any court or administrative agency, or any other restriction that would or may materially interfere with such employee or contractor carrying out his or her duties for the Company or that would materially conflict with the Company’s business as presently conducted and proposed to be conducted.

3.26                           Governmental Regulations.

(a)                                  The clinical trials and the human and animal studies conducted by or on behalf of the Company or in which the Company has participated were and, if still pending, are being conducted in accordance with standard medical and scientific research procedures and any applicable rules, regulations and policies of the FDA.

(b)                                 The Company has operated and currently is in compliance in all material respects with all applicable rules, regulations and policies of the FDA.

(c)                                  Except as described in the Registration Statement and the Prospectus, the Company is not required to file or obtain any registration, application, license, request for exemption, permit or other regulatory authorization with the FDA in order to conduct its business as described in the Registration Statement and the Prospectus.

(d)                                 The Company and its subsidiaries possess, and are operating in compliance in all material respects with, all certificates, authorizations, permits, licenses, consents, franchises and grants issued by the appropriate federal, state or foreign governmental or regulatory authorities necessary to conduct their respective business, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization, permit, license, consent, franchise or grant which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the Company.

(e)                                  The Company has not received notification of the violation of any applicable statute, rule, regulation or order administered or issued by the FDA.  To the knowledge of the Company, none of the Company’s collaborative partners have received any such notification from the FDA or equivalent foreign regulatory agency in connection with the subject matter of any collaboration between the Company and any such collaborative partner.

3.27                           No Labor Disputes.  No material labor dispute with the employees of the Company or any of its subsidiaries exists, or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors that could have a material adverse effect on the Company and its subsidiaries, taken as a whole.

3.28                           Insurance.  The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

3.29                           Accounting Controls.  The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance (a) that transactions are executed in accordance with management’s general or specific authorizations; (b) that transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (c) regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s and its subsidiaries assets that could have a material effect on the Company’s financial statements; (d) that pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company and its subsidiaries; and (e) that the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

3.30                           Quotation of Common Stock.  The Common Stock (including the Shares) is registered pursuant to Section 12(g) of the Exchange Act and is quoted on The Nasdaq National Market, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from The Nasdaq National Market, nor has the Company received any notification that the Commission, the National Association of Securities Dealers, Inc. (the “NASD”) or The Nasdaq Stock Market has initiated or is contemplating deregistration or delisting therefrom.   The Shares have been approved for quotation on The Nasdaq National Market subject only to official notice of issuance.

3.31                           Sarbanes-Oxley Act.  There is not currently and has not in the past been a failure on the part of the Company and any of its respective directors or officers, in their capacities as such, to comply with any provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Sections 302, 402 and 906.

3.32                           Price Stabilization and Manipulation.  The Company and each of its officers, directors and controlling persons has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Shares or which is otherwise proscribed by Regulation M under the Act.

3.33                           Broker/Dealer.  The Company (i) is not required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act or the regulations promulgated thereunder, and (ii) directly, or indirectly through one or more intermediaries, does not control any member firm of the NASD.

3.34                           Legal, Tax, Accounting Advice.  The Company has not relied upon the Placement Agent or legal counsel to the Placement Agent for any legal, tax or accounting advice in connection with the offering and sale of the Shares.

4.                                       Covenants of the Company.  In further consideration of the agreements of the Placement Agent herein contained, the Company covenants with the Placement Agent, as of the date hereof, as follows:

4.1                                 Furnish Copies of Registration Statement and Prospectus.  The Company will furnish to you, without charge, four (4) signed copies of the Registration Statement and each amendment thereto (including exhibits thereto), and signed copies of all consents and certificates of experts, and four (4) conformed copies of the Registration Statement and each amendment thereto (without exhibits thereto) and furnish to you in New York City, without charge; and prior to 5:00 p.m. New York City time on the date of this Agreement, as many copies of the Prospectus and any supplements and amendments thereto (including any documents incorporated or deemed incorporated by reference therein or to the Registration Statement) as you may reasonably request, in either paper or electronic form or both as you may request.  The copies of the Registration Statement, the Prospectus and all amendments or supplements thereto will be identical to the copies thereof filed with the Commission, except to the extent permitted by Regulation S-T under the Act.

4.2                                 Notification of Amendments or Supplements.  After the date hereof and prior to the time of purchase, before amending or supplementing the Registration Statement or the Prospectus (including any amendment or supplement through incorporation by reference of any report filed under the Exchange Act), the Company will furnish to the Placement Agent a copy of each such proposed amendment or supplement and will not file any such proposed amendment or supplement to which the Placement Agent reasonably objects.  The Company will file with the Commission within the applicable period specified in Rule 424(b) under the Act any prospectus required to be filed pursuant to such rule.

4.3                                 Filings of Amendments or Supplements.  If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Placement Agent the Prospectus is required by law to be delivered in connection with sales facilitated by the Placement Agent (the “Prospectus Delivery Period”), any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in light of the circumstances when the Prospectus is delivered to an Investor, not misleading, or if, in the reasonable opinion of counsel for the Placement Agent, it is necessary to amend or supplement the Prospectus to comply with applicable law, the Company will forthwith prepare, file with the Commission and furnish, at its own expense, to the Placement Agent either amendments or supplements to the Prospectus so that the statements in the Prospectus so amended or supplemented will not, in light of the circumstances when the Prospectus is delivered to an Investor, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

4.4                                 Blue Sky.  The Company will endeavor to qualify the Shares for offer and sale under the securities or blue sky laws of such jurisdictions as the Placement Agent shall reasonably request.

4.5                                 Earnings Statement.  The Company will make generally available to its security holders as soon as practicable, but in any event not later than eighteen (18) months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company (which need not be audited) complying with Section 11 (a) of the Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158).

4.6                                 Use of Proceeds.  The Company shall apply the net proceeds from the sale of the Shares in the manner described under the caption “Use of Proceeds” in the Prospectus Supplement.

4.7                                 Transfer Agent.  The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Common Stock.

4.8                                 Exchange Act Compliance.  During the Prospectus Delivery Period, the Company shall file, on a timely basis, with the Commission and The Nasdaq National Market all reports and documents required to be filed under the Exchange Act.

4.9                                 Market Standoff Provision.  The Company hereby agrees that, without the prior written consent of Thomas Weisel Partners LLC, it will not, during the 90 days after the date hereof, subject to extension of up to 18 days at the option of Thomas Weisel Partners LLC, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement or any transaction that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.  The foregoing sentence shall not apply to (A) the Shares to be sold hereunder, (B) the issuance by the Company of shares of Common Stock or options to purchase Common Stock granted under the Company’s stock incentive or stock purchase plans as currently in effect or as approved by the Company’s board of directors prior to the date of this Agreement, subject to the approval of the Company’s stockholders, or upon the exercise of options or warrants or the conversion of a security outstanding on the date hereof or the issuance by the Company of securities under its stockholder rights plan as currently in effect, in each case, of which the Placement Agent have been advised in writing and which is described in the Prospectus (C) the issuance by the Company of any shares of Common Stock or other securities issued in connection with, or as consideration for acquisitions, mergers, consolidations, asset purchases or other business combinations, licenses or strategic alliances or investments occurring after the date of this Agreement, provided that each recipient of shares pursuant to this clause (C) agrees that all such shares remain subject to restrictions substantially similar to those contained in this Section 4.9, or (D) transactions by any person other than the Company relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the offering of the Shares.

4.10                           Administration of Segregated Account.  The Company shall, from and after the date hereof, take all reasonable actions to cause the Segregated Account to be administered and maintained, including (but not limited to) with respect to distributions therefrom, in accordance with the terms of this Agreement and as described in the Prospectus.  The provisions of this paragraph shall remain operative and in full force and effect regardless of any termination of this Agreement.

5.                                       Conditions to the Placement Agent’s Obligations.  The obligations of the Placement Agent hereunder are subject to the following conditions:

5.1                                 Effective Registration Statement.  The Registration Statement shall be effective.

5.2                                 Rule 462(b) Registration Statement.  If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462 Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., New York City time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act.

5.3                                 Prospectus Filed with Commission.  The Company shall have filed the Prospectus with the Commission in the manner and within the time period required by Rule 424(b) under the Act.  The Company shall have made available to the Placement Agent, no later than 5:00 p.m. New York City time on the date hereof or as soon as practicable thereafter, copies of the Prospectus in electronic form for delivery to the Investors who are party to the Purchase Agreements.

5.4                                 No Stop Order.  No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment to the Registration Statement, shall be in effect and no proceedings for such purpose shall have been instituted or threatened by the Commission.

5.5                                 No NASD Objection.  The NASD shall have raised no objection to the fairness and reasonableness of the terms of and arrangements contemplated by this Agreement.

5.6                                 No Material Adverse Change.  There shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in the judgment of the Placement Agent, is a Material Adverse Effect and that makes it, in the judgment of the Placement Agent, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

5.7                                 Officer’s Certificate.  The Placement Agent shall have received at the time of purchase a certificate dated such date and signed by the Chief Executive Officer or Chief Financial Officer of the Company, to the effect that the conditions set forth in Sections 5.2, 5.3, 5.4 and 5.6 hereof have been or will be satisfied, as applicable, and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the time of purchase and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the time of purchase.

5.8                                 Opinion of Company Counsel.  The Placement Agent shall have received at the time of purchase an opinion of HEWM, counsel for the Company, dated such date, in form and substance satisfactory to the Placement Agent.  The opinion shall be rendered to the Placement Agent at the request of the Company and shall so state therein.

5.9                                 Opinion of DDL Counsel.  The Placement Agent shall have received at the time of purchase an opinion of Conyers Dill & Pearman, counsel for Depomed Development Ltd. (“DDL”), dated such date, in form and substance satisfactory to the Placement Agent.  The opinion shall be rendered to the Placement Agent at the request of the Company and shall so state therein.  In addition, Conyers Dill & Pearman shall have delivered a final draft of such opinion to the Placement Agent on the date hereof.

5.10                           Opinion of Placement Agent’s Counsel.  The Placement Agent shall have received at the time of purchase, an opinion of Morrison & Foerster LLP, counsel for the Placement Agent, dated such date, in form and substance satisfactory to the Placement Agent.

5.11                           Accountant’s Comfort Letter.  The Placement Agent shall have received, on each of the date hereof and the time of purchase, a letter dated the date hereof or the time of purchase, as the case may be, in form and substance satisfactory to the Placement Agent, from Ernst & Young, registered public accounting firm, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus; provided that the letter delivered at the time of purchase shall use a “cut-off date” not earlier than the date hereof.

5.12                           Lock-Up Agreements.  The “lock-up” agreements, each substantially in the form of Exhibit B hereto, between you and each of the executive officers and directors of the Company listed on Schedule A hereto, delivered to you on or before the date hereof, shall be in full force and effect at the time of purchase.

5.13                           Segregated Account.  The Company shall have established the Segregated Account, and shall have delivered to the Placement Agent on or before the Closing Date evidence of such establishment that is reasonably satisfactory to the Placement Agent.

5.14                           Listing.  The Shares shall have been accepted for quotation, subject to notice of issuance on The Nasdaq National Market, and satisfactory evidence of such shall have been provided to the Placement Agent.

5.15                           Additional Documents.  At the time of purchase, the Placement Agent and counsel for the Placement Agent shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

6.                                       Expenses.  Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company agrees to pay or cause to be paid all expenses incident to the performance of the its obligations under this Agreement, including: (i) the fees, disbursements and expenses of its counsel and its accountants in connection with the registration and delivery of the Shares under the Act and all of their other respective fees or expenses in connection with the preparation and filing of the Registration Statement, the Basic Prospectus, each Prospectus Supplement, the Prospectus and any amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Placement Agent and dealers, in the quantities hereinabove specified; (ii) all costs and expenses related to the transfer and delivery of the Shares to the Investors, including all transfer or other taxes payable thereon; (iii) the cost of printing or producing any blue sky or legal investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as contemplated by Section 4.4 hereof, including filing fees and the reasonable fees and disbursements of counsel for the Placement Agent in connection with such qualification and in connection with the blue sky or legal investment memorandum; (iv) all filing fees, if any, and the reasonable fees and disbursements of counsel to the Placement Agent incurred in connection with the review and qualification of the offering of the Shares by the NASD; (v) the costs and charges of any transfer agent, registrar or depositary; (vi) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives of the Placement Agent and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show; (vii) all expenses in connection with any offer and sale of the Shares outside of the United States, including filing fees and the reasonable fees and disbursements of counsel for the Placement Agent in connection with offers and sales outside of the United States; (viii) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section; and (ix) documented out of pocket expenses of the Placement Agent incurred in connection with performance of their obligations under this Agreement (including, without limitation, the fees and disbursements of its counsel) in an amount not to exceed fifty thousand dollars ($50,000); provided, that the fees and disbursements of counsel to the Placement Agent incurred in accordance with clauses (iii) and (iv) above, and any costs or expenses incurred in accordance with Section 7.1 below, shall not be included in, or subject to, such limitation.  It is understood, however, that except as provided in this Section 6, Section 7 entitled “Indemnity and Contribution,” and the last paragraph of Section 9 below, the Placement Agent will pay all of its costs and expenses, including fees and disbursements of its counsel, and any advertising expenses connected with any offers it may make.

7.                                       Indemnity and Contribution.

7.1                                 Indemnification of the Placement Agent by the Company.  The Company agrees to indemnify and hold harmless the Placement Agent and each person, if any, who controls the Placement Agent within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Placement Agent furnished to the Company in writing by the Placement Agent expressly for use therein, or (ii) arising out of or based, in whole or in part, upon any failure of the Company to perform its obligations under any Purchase Agreement (other than as a result of any failure on the part of the Placement Agent to deliver the Prospectus to one or more Investors, provided that any such failure is not due to any act or omission of the Company).

7.2                                 Indemnification by the Placement Agent.  The Placement Agent agrees to indemnify and hold harmless the Company, the directors of the Company, the officers of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus, the Basic Prospectus, any Prospectus Supplement or the Prospectus (in each case as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading, but only with reference to information relating to the Placement Agent furnished to the Company in writing by the Placement Agent expressly for use in the Registration Statement, any preliminary prospectus, the Basic Prospectus, any Prospectus Supplement, the Prospectus or any amendments or supplements thereto.

7.3                                 Indemnification Procedures.  In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 7, such person (the “Indemnified Party”) shall promptly notify the person against whom such indemnity may be sought (the “Indemnifying Party”) in writing and the Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding.  In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  It is understood that the Indemnifying Party shall not, in respect of the legal expenses of any Indemnified Party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Placement Agent and all persons, if any, who control any Placement Agent within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act; and (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section of the Act or Exchange Act, and that all such fees and expenses shall be reimbursed as they are incurred.  In the case of any such separate firm for the Placement Agent and such control persons of the Placement Agent, such firm shall be designated in writing by Thomas Weisel Partners LLC.  In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company.  The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

7.4                                 Contribution Agreement.  To the extent the indemnification provided for in this Section 7 is unavailable to an Indemnified Party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then the Indemnifying Party under such paragraph, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law; in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other hand in connection with the statements or omissions or other matters that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Placement Agent on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Company and the total placement fees received by the Placement Agent, in each case as set forth in the table on the cover of the Prospectus Supplement, bear to the aggregate public offering price of the Shares.  The relative fault of the Company on the one hand and the Placement Agent on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Placement Agent and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

7.5                                 Contribution Amounts.  The Company and the Placement Agent agree that it would not be just or equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 7.4.  The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 7, the Placement Agent shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares placed by it and distributed to the public were offered to the public exceeds the amount of any damages that the Placement Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at law or in equity.

7.6                                 Survival of Provisions.  The indemnity and contribution provisions contained in this Section 7 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement; (ii) any investigation made by or on behalf of the Placement Agent or any person controlling the Placement Agent or the Company, its officers or directors or any person controlling the Company; and (iii) acceptance of and payment for any of the Shares.

8.                                       Effectiveness.  This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

9.                                       Termination.  This Agreement shall be subject to termination by notice given by the Placement Agent to the Company, if (a) after the execution and delivery of this Agreement and prior to the time of purchase (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the NASD, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade; (ii) trading of any securities of the Company shall have been suspended on any exchange, automatic quotation system or in any over-the-counter market; (iii) a general moratorium on commercial banking activities in New York, Delaware or California shall have been declared by either federal or New York, Delaware or California state authorities; (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse; or (v) in the reasonable judgment of the Placement Agent, there shall have occurred any Material Adverse Effect, or any development that could reasonably be expected to result in a Material Adverse Effect, to the Company, or (vi) there shall be any failure or refusal on the part of the

Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, or (vii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, and (b) in the case of any of the events specified in clauses 9(a)(i) through 9(a)(vii), such event, individually or together with any other such event, makes it, in the judgment of the Placement Agent, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

If the sale of the Shares, as contemplated by this Agreement, is not carried out by the Placement Agent for any reason permitted under Sections 9(a)(ii), 9(a)(v) or 9(a)(vi) hereof (except in the case of Section 9(a)(vi) hereof where the Company’s failure to satisfy such condition is due to the default or omission of the Placement Agent or to one or more of the events described in Sections 9(a)(i), 9(a)(iii), 9(a)(iv) or 9(a)(vii) of this Agreement), the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Section 6, Section 7 and the last paragraph of this Section 9 hereof), and the Placement Agent shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 7 hereof).

If this Agreement shall be terminated by the Placement Agent pursuant to Sections 9(a)(ii), 9(a)(v) or 9(a)(vi) hereof or if any sale of Shares is not consummated at the time of purchase because of any refusal, inability or failure on the part of the Company to perform its obligations under any Purchase Agreement or to comply with any provision of any Purchase Agreement, then the Company shall reimburse the Placement Agent for all out-of-pocket expenses (including the fees and disbursements of its counsel) reasonably incurred by the Placement Agent in connection with this Agreement or the offering contemplated hereunder (except where the circumstances giving rise to any such termination, or any such failure, refusal or inability on the part of the Company, is due to the default or omission of the Placement Agent or to one or more of the events described in Sections 9(a)(i), 9(a)(iii), 9(a)(iv) or 9(a)(vii) hereof).

10.                                 Counterparts.  This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

11.                                 Headings; Table of Contents.  The headings of the sections of this Agreement and the table of contents have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

12.                                 Notices.  All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Placement Agent:

Thomas Weisel Partners LLC

One Montgomery Street, Suite 3700

San Francisco, CA 94104

Facsimile: (415) 364-2944

Attention:  James P. Scopa

with a copy to:

Thomas Weisel Partners LLC

One Montgomery Street, Suite 3700

San Francisco, CA 94104

Facsimile: (415) 364-2944

Attention:  Jack Helfand, Esq.

If to the Company:

Depomed, Inc.

1360 O’Brien Drive

Menlo Park, CA  94025

Facsimile:  (650) 462-9991

Attention:  John W. Fara, Ph.D.

with a copy to:

Heller Ehrman White & McAuliffe LLP

4350 La Jolla Village Drive, 7th Floor

San Diego, CA 92122

Facsimile: (858) 587-5930

Attention:  Stephen C. Ferruolo, Esq.

Either party hereto may change the address for receipt of communications by giving written notice to the other.

13.                                 Successors.  This Agreement will inure to the benefit of and be binding upon the parties hereto and to the benefit of the officers and directors and controlling persons referred to in Section 7, and in each case their respective successors, and no other person will have any right or obligation hereunder.  The term “successors” shall not include any purchaser of the Shares as such merely by reason of such purchase.

14.                                 Partial Unenforceability.  The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof.  If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

15.                                 Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.  APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLE OF CONFLICT OF LAWS.

16.                                 Consent to Jurisdiction.  Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the City and County of San Francisco or the courts of the State of California in each case located in the City and County of San Francisco (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding.  Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court.  The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

17.                                 Waiver of Immunity.  With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or, otherwise) from jurisdiction, service of process, giving of any relief in such legal action, suit or proceeding, setoff or counterclaim, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts, and with respect to any Related Judgment, each party waives any such immunity in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity and consents to such relief and enforcement, at or in respect of any such Related Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

18.                                 Entire Agreement.  This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous agreements, understandings and negotiations with respect to the subject matter hereof.

19.                                 Amendments.  This Agreement may only be amended or modified in writing, signed by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.

20.                                 Sophisticated Parties.  Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification and contribution provisions of Section 7, and is fully informed regarding said provisions.  Each of the parties hereto further acknowledges that the provisions of Section 7 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, any preliminary prospectus, the Basic Prospectus, the Prospectus Supplement and the Prospectus (and any amendments and supplements thereto), as required by the Act and the Exchange Act.

Remainder of page intentionally left blank.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

DEPOMED, INC.

By:	/s/ John F. Hamilton
Name: John F. Hamilton
Title: VP & CFO

Accepted as of the date hereof:

Thomas Weisel Partners LLC

By:	/s/ Jim Scopa
Name: Jim Scopa
Title: Partner

SCHEDULE A

Directors and Executive Officers

Subject to Lock-Up Agreements

John W. Fara, Ph.D.

Bret Berner, Ph.D.

John F. Hamilton

John N. Shell

G. Steven Burrill

Gerald T. Proehl

Craig R. Smith, M.D.

Peter D. Staple

Julian N. Stern

John W. Shell

EXHIBIT A

Form of Purchase Agreement

January    , 2005

[                                    ]

Ladies and Gentlemen:

The undersigned,                                                                                (the “Investor”), hereby confirms its agreement with you as follows:

1.                                       This Purchase Agreement (the “Agreement”) is made as of January      , 2005 between Depomed, Inc., a California corporation (the “Company”), and the Investor.

2.                                       As of the Closing (as defined below) and subject to the terms and conditions hereof, the Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor                                  shares of common stock, no par value (the “Shares”), of the Company, for a purchase price of $4.50 per share, or an aggregate purchase price of $                          .  The Investor acknowledges that, to its knowledge the offering of the Shares is not a firm commitment underwriting.

3.                                       The completion of the purchase and sale of the Shares shall occur at a closing (the “Closing”) which is expected to occur at or about 10:00 a.m., New York City time, on January 12, 2005 (unless another time or date shall be agreed upon by the Company, Thomas Weisel Partners LLC (the “Placement Agent”) and the Investor).  Upon the execution of this Agreement by the Investor, the Investor shall remit to the Company by wire transfer to the trust account (the “Segregated Account”) designated by the Company (such account having been established and segregated for the Company and maintained and administered by Heller Ehrman White & McAuliffe LLP, counsel to the Company, which funds shall be held in the account for all investors that deposit funds therein, pending the Closing pursuant to the terms of the Placement Agency Agreement (defined below)) the amount of funds equal to the aggregate purchase price of the Shares.  Unless otherwise requested by the Investor and agreed to by the Company, the Shares purchased by the Investor will be delivered by electronic book-entry at The Depository Trust Company (“DTC”), registered in the Investor’s name and address as set forth below, and will be released by Continental Stock Transfer and Trust Company, the Company’s transfer agent (the “Transfer Agent”), to the Investor at the Closing.  After the execution of this Agreement by the Investor, the Investor shall direct the broker-dealer at which the account or accounts to be credited with the Shares are maintained to set up a deposit/withdrawal at custodian (“DWAC”) instructing the Transfer Agent to credit such account or accounts with the Shares. The Shares shall be free of restrictive legends.

4.                                       The offering and sale of the Shares are being made pursuant to the Registration Statement and the Prospectus (as such terms are defined below).  The Investor acknowledges that the Company intends to enter into subscription agreements in substantially the same form of this Agreement (and at a price per share no less than the price per share to be paid by the Investor pursuant to this Agreement) with certain other investors and intends to offer and sell (the “Offering”) up to

5,036,000 shares of its common stock pursuant to the Registration Statement and the Prospectus.  If funds sufficient for the sale of an aggregate of at least 2,222,223 shares of the common stock of the Company (the “Minimum Shares”) being offered in the Offering are not received from investors into the Segregated Account by 5:00 p.m., New York City time, on January 11, 2005, the Offering shall be automatically terminated, in which event all funds paid by investors into the Segregated Account (including funds paid by the Investor with respect to the Shares), shall be promptly (and, in any event, within one business day) returned to such investors, without interest, in accordance with the amounts each such investor paid into the Segregated Account.  If funds sufficient for the sale of the Minimum Shares are received into the Segregated Account by 5:00 p.m., New York City time, on January 11, 2005, then at the Closing and upon joint instruction from the Company and the Placement Agent all funds received into the Segregated Account will be distributed to the Company and the Placement Agent, as applicable, and the Shares will be delivered as set forth herein.  In the event the Offering terminates for any reason, this Agreement shall automatically terminate without notice and without liability to any party, in which event any funds received from the Investor intended for its purchase of Shares shall be promptly (and, in any event, within one business day) returned without interest.

5.                                       The Company has delivered to the Investor and shall file with the Securities and Exchange Commission (the “Commission”) a prospectus and prospectus supplement (collectively the “Prospectus”) with respect to the Registration Statement reflecting the offering of the Shares in conformity with the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Act”), including Rule 424(b) thereunder.  The Investor agrees that such Prospectus may be delivered to it in electronic form.

6.                                       The Company has entered into a Placement Agency Agreement (the “Placement Agency Agreement”) with the Placement Agent, who will act as the Company’s exclusive placement agent with respect to the Offering and receive a fee in connection with the sale of the Shares.  The Placement Agency Agreement will be included as an exhibit to a Current Report on Form 8-K that the Company will file with the Securities and Exchange Commission prior to the Closing and that will be incorporated by reference into the Registration Statement.  In the event the Placement Agency Agreement is terminated on or prior to the Closing, the Company shall have the right immediately upon written notice to Investor to terminate this Agreement without liability to the Investor.  In such event, the Company shall promptly and, in any event within one business day, return, without interest, any funds received from the Investor intended for its purchase of the Shares.

7.                                       The Company hereby makes the following representations, warranties and covenants to the Investor:

(a)                                  Each of the Company and the Subsidiaries (as defined below) is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.  Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents, except where such violation would not, individually or in the aggregate, have a material adverse effect on the business, properties, financial condition or results of operations of the Company and the Subsidiaries, taken as a whole, from that set forth in the Registration Statement and the Prospectus (exclusive of any amendments or supplements thereto subsequent to the Closing date) or materially impair the Company’s ability to perform its obligations under this Agreement (a “Material Adverse Effect”).  For purposes of this Agreement, (i) “Subsidiary” means collectively Depomed Development Ltd. and any Person organized in the United States in which the Company directly or indirectly owns 50% or more of the capital stock or holds 50% or more of the equity or similar interest and (ii) “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

(b)                                 The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder.  The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, its board of directors or its shareholders.  This Agreement has been (or upon delivery will be) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by any bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.

(c)                                  The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) subject to obtaining the Required Approvals (as defined below), conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations) and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject, or by which any property or asset of the Company or a Subsidiary is bound or affected, except in each case of clauses (ii) and (iii), such as would not, individually or in the aggregate, have a Material Adverse Effect.

(d)                                 Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement, other than (i) the required filing of the Prospectus and the Registration Statement, (ii) applicable state securities law filings, (iii) the filing of a listing application with The Nasdaq National Market with respect to the Shares, and (iv) in all other cases, where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration would not, individually or in the aggregate, have a Material Adverse Effect (collectively, the “Required Approvals”).

(e)                                  The Shares are duly authorized and, when issued and paid for in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of first refusal.  The Company has reserved a sufficient number of duly authorized shares of common stock to issue all of the Shares.  At the Closing, the Shares shall have been approved for quotation on The Nasdaq National Market (the “Trading Market”).

(f)                                    The Company’s registration statement on Form S-3 (File No. 333-108973) (including all information or documents incorporated by reference therein, the “Initial Registration Statement”) was declared effective by the Commission on October 2, 2003.  The Company’s registration statement on Form S-3 that it may elect to file with the Commission on or before the date hereof pursuant to Rule 462(b) under the Act (including all information or documents incorporated by reference therein, the “Rule 462(b) Registration Statement”) will, if filed, be effective upon its filing with the Commission pursuant to Rule 462(b) under the Act and will remain effective on the date hereof.  The term “Registration Statement” as used in this Agreement means collectively: (i) the Initial Registration Statement at the time it became effective and as supplemented or amended prior to the execution of this Agreement, including all financial schedules and exhibits thereto and all documents incorporated by reference or deemed to be incorporated by reference therein; and (ii) if the Company elects to file the Rule 462(b) Registration Statement, the Rule 462(b) Registration Statement from and after the date and time of its filing with the Commission, including all financial schedules and exhibits thereto and all documents incorporated by reference or deemed to be incorporated by reference therein.  The Registration Statement is effective on the date hereof and the Company has not received notice that the Commission has issued or intends to issue a stop order with respect to the Registration Statement or that the Commission otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened in writing to do so.  The “Plan of Distribution” section in the Prospectus describes the issuance and sale of the Shares.  The Registration Statement, as of the time it was declared effective, and any amendments or supplements thereto, and any prospectus included therein complied, and the Prospectus complies, in all material respects with the requirements of the Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”), as applicable, and none of such Registration Statement or any such Prospectus contains or, at the time of filing with the Commission contained any untrue statement of material fact or omits or, at the time of filing with the Commission, omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The offering, sale and issuance of the Shares to the Investor are registered under the Act by the Registration Statement.  The Shares are being issued as described in the Registration Statement.

(g)                                 The representations and warranties of the Company set forth in Section 7(a) - (f), (h) and (i) shall not survive the Closing.  Investor shall have no right or remedy for any inaccuracy in the representations and warranties of the Company contained in Section 7(a) - (f), (h) and (i) other than the Investor’s right not to proceed with the purchase of the Shares pursuant to Section 9 below.

(h)                                 The Company shall (i) before the Trading Market opens on the next trading day after the date of the Placement Agency Agreement, issue a press release disclosing all material aspects of the Offering, and (ii) make such other filings and notices in the manner and time required by the Commission with the respect to the Offering.  The Company shall not identify the Investor by name in any press release or public filing, or otherwise publicly disclose the Investor’s name, without the Investor’s prior, written consent, unless required by law or the rules and regulations of any self-regulatory organization which the Company or its securities are subject.

(i)             The Company acknowledges and agrees that the Investor is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby.  The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and that any statement made by the Investor or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Investor’s purchase of the Shares and has not been relied upon by the Company, its officers or directors in any way.

8.                                       The Investor hereby makes the following representations, warranties and covenants to the Company:

(a)                                  The Investor is purchasing the Shares for its own account, in the ordinary course of its business and the Investor has no arrangement with any Person to participate in the distribution of the Shares.  The Investor represents that it has received the Prospectus prior to or in connection with its receipt of this Agreement.  In connection with its decision to purchase the Shares, the Investor has relied only upon the Prospectus and the documents incorporated by reference therein, and the representations and warranties of the Company contained herein.

(b)                                 The Investor, together with its affiliates (as that term is defined under Rule 405 of the Act), has not, prior to the date of this Agreement, sold, offered to sell, solicited offers to buy, disposed of, loaned, pledged or granted any right with respect to (collectively, a “Disposition”), the Shares purchased in the Offering.  Such prohibited hedging or other transactions would include, without limitation, effecting any short sale or having in effect any short position (whether or not such sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to the Shares purchased in the offering made by the Prospectus.

(c)                                  The Investor shall not issue any press release or make any other public announcement relating to this Agreement unless (i) the content thereof is mutually agreed to by the Company and the Investor, or (ii) the Investor is advised by its counsel that such press release or public announcement is required by law.

(d)                                 The Investor has the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder.  The execution and delivery of this Agreement by the Investor and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary action on the part of the Investor.  This Agreement has been duly executed by the Investor and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as may be limited by any bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.

(e)                                  The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase or sale of the Shares constitutes legal, tax or investment advice.  The Investor has consulted such legal, tax or investment advisors as it, in its sole discretion, deems necessary or appropriate in connection with its purchase of the Shares.

(f)            The Investor hereby acknowledges that it is acting independently from any other investor (and has engaged separate legal counsel) in connection with the Offering, and that it is not acting as a member of a “group” (as such term is defined in Rule 13d of the Exchange Act) with any other investor in connection with the Offering.

9.                                       Performance of the parties’ respective obligations hereunder shall be subject to the following conditions:

(a)                                  The Investor’s obligation to purchase the Shares will be subject to the accuracy of the representations and warranties made by the Company in Section 7 hereof as of the Closing.  Investor’s sole and exclusive remedy for any inaccuracy in the representations and warranties made by the Company in Section 7 hereof as of the Closing shall be, pursuant to written notice to the Company, to withdraw from proceeding with the Investor’s purchase of the Shares based on the failure of the foregoing condition, in which event any funds received from the Investor intended for its purchase of Shares shall be promptly (and, in any event, within one business day) returned without interest.

(b)                                 The Company’s obligation to sell and issue to the Investor the Shares will be subject to the accuracy of the representations and warranties made by the Investor in Section 8 hereof as of the Closing.  In addition, the obligations of the Company hereunder are subject to no change or development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its Subsidiaries, taken as a whole, from that set forth in the Registration Statement and the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in the Company’s judgment, is a Material Adverse Effect occurring on or prior to the Closing.

10.                                 This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law.

11.                                 This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

Remainder of page intentionally left blank.

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Name of Investor:

By:

Print Name:

Title:

Address:

Tax ID No.:

Contact Name:

Telephone:

Name in which book-entry should be made (if different):

AGREED AND ACCEPTED:

Depomed, Inc.
a California corporation

By:
Name:
Title:

Depomed hereby directs that the purchase price for the Shares of common stock being sold to the Investor pursuant to the Purchase Agreement be wired to the following account:

Bank:
*

ABA#:
Credit to:
Account No.:
Re: Depomed, Inc. Proposed Offering

*Complete address, if needed:

EXHIBIT B

Form of Lock-Up Agreement

Thomas Weisel Partners LLC

One Montgomery Street, Suite 3700

San Francisco, California  94104

Depomed, Inc.

1360 O’Brien Drive

Menlo Park, California 94025

December 17, 2004

Re:                             Lock-Up Agreement (the “Agreement”)

Ladies and Gentlemen:

The undersigned is an owner of record or beneficially of certain shares of common stock, no par value (the “Common Stock”), of Depomed, Inc., a California corporation (the “Company”).  The undersigned understands that you, as placement agent (the “Placement Agent”), propose to enter into a placement agency agreement with the Company in connection with a public offering (the “Public Offering”) of the Common Stock of the Company pursuant to a Prospectus Supplement (the “Prospectus Supplement”) to the prospectus which forms a part of the Company’s Registration Statement on Form S-3 that was originally filed with the Securities and Exchange Commission on September 22, 2003.  The undersigned recognizes that the Public Offering will be of benefit to the undersigned and will benefit the Company by, among other things, raising additional capital for its operations.  The undersigned acknowledges that you are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Public Offering and in entering into placement arrangements with the Company with respect to the Public Offering.

To induce the Placement Agent to continue its efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Thomas Weisel Partners LLC (which consent may be withheld in its sole discretion), the undersigned will not, during the period commencing on the date hereof and ending 90 days after the effective date of the Prospectus Supplement (the “Lock-Up Period”), (1) offer, pledge, sell, contract to sell (including any short sales), sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.  In addition, the undersigned agrees that, without the prior written consent of Thomas Weisel Partners LLC (which consent may be withheld in its sole discretion), the undersigned will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

For the purpose of allowing the Placement Agent to comply with NASD Rule 2711(f)(4), if (1) during the period that begins on the date that is 18 calendar days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, (a) the Company issues an earnings release, (b) the Company publicly announces material news or (c) a material event relating to the Company occurs; or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions in this Agreement, unless otherwise waived by Thomas Weisel Partners LLC in its sole discretion, shall continue to apply until the expiration of the date that is 18 calendar days after the date on which (a) the Company issues the earnings release, (b) the Company publicly announces material news or (c) a material event relating to the Company occurs; provided, however, that this paragraph will not apply to any research report concerning the Company to be published or distributed by the Placement Agent pursuant to Rule 139 promulgated under the Securities Act of 1933, as amended, at a time when the Company’s shares of Common Stock are “actively traded securities,” as defined in Regulation M, 17 C.F.R. 242.101(c)(1).

The foregoing restrictions are expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a sale or disposition of the Common Stock even if such Common Stock would be disposed of by someone other than the undersigned.  Such prohibited hedging or other transactions would include, without limitation, any short sale or any purchase, sale or grant of any right (including, without limitation, any put option or put equivalent position or call option or call equivalent position) with respect to any of the Common Stock or with respect to any security that includes, relates to, or derives any significant part of its value from such Common Stock.

Notwithstanding the foregoing, the undersigned may transfer shares of Common Stock (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound by the restrictions set forth herein or (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that each trustee of the trust agrees to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value.  For purposes of this Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

In addition, the undersigned hereby waives any and all notice requirements and rights with respect to registration of securities pursuant to any agreement, understanding or otherwise setting forth the terms of any security of the Company held by the undersigned, including any registration rights agreement to which the undersigned and the Company may be party, provided that such waiver shall apply only to the Public Offering, and any other action taken by the Company in connection with the Public Offering.  The undersigned hereby agrees that, to the extent that the terms of this Agreement conflict with or are in any way inconsistent with any registration rights agreement to which the undersigned and the Company may be a party, this Agreement supersedes such registration rights agreement.

The undersigned understands that whether the Public Offering actually occurs depends on a number of factors, including stock market conditions.  The Public Offering will only be made pursuant to a placement agency agreement, the terms of which are subject to negotiation between the Company and the Placement Agent.

The undersigned agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock held by the undersigned except in compliance with the foregoing restrictions.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement.  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Very truly yours,

Name:
Address: